SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 13, 2005

                                PACIFIC CMA, INC.

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             (Exact Name of Registrant as Specified in its Charter)

               Delaware                                      0-27653                        84-1475073
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(State or Other Jurisdiction of Incorporation)       (Commission File Number)    (IRS Employer Identification No.)

c/o Airgate International Corp., 153-10 Rockaway Blvd.        Jamaica, New York       11434
------------------------------------------------------        -------------------------------
   (Address of Principal Executive Office)                    (City and State)     (Zip Code)

Registrant's telephone number, including area code:    (212) 247-0049
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

Explanatory Note: This Amendment is being filed solely to correct a spelling error in the name of Mr. Chung Leung Yu.

ITEM 5.02   Election of Directors and Other Events

      On June 13, 2005, at the Annual Meeting of the Company's Stockholders, seven of the Company's eight nominees to the Company's Board of Directors were reelected to the Company's Board of Directors. One Director, Kim E. Petersen, failed reelection. Mr. Petersen did not serve on any committees of the Board. Mr. Chung Leung Yu was newly elected to the Board.

      The Annual Meeting of Stockholders was held at 12:00 Noon, local time, at the American Stock Exchange, located at 86 Trinity Place, Board Room, New York, New York 10006.

      Proposals   presented  to  the  stockholders  at  that  meeting  were  the following:

      The election of members to the Company's Board of Directors and the retention of the firm of BKD, LLP as the Company's auditors for the fiscal year to end December 31, 2005.

      An aggregate of 21,316,070 shares, representing approximately 83.6% of the Company's then 25,492,713 issued and outstanding shares were present in person or by proxy. A clear quorum was present.

      The stockholders in person or by proxy voted their shares as follows:

Election of Directors

                                              Against and/or            Approximate Percentage
                                            Withhold Authority          of "For" Votes of All
       Name                       For          to Vote For         Issued and Outstanding Shares
       ----                       ---            ---------         -----------------------------
Alfred Lam                     21,254,770            61,300                     83.4%
Scott Turner                   21,279,770            36,300                     83.5%
Louisa Chan                    21,279,770            36,300                     83.5%
Kaze Chan                      21,279,770            36,300                     83.5%
Liu Kwong Sang                 21,279,770            36,300                     83.5%
Kim E. Petersen                 2,679,770        18,636,300                     10.5%
Kenneth Chik                   21,279,770            36,300                     83.5%
Chung Leung Yu                21,279,770            36,300                     83.5%


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


                                                                                                    Approximate Percentage
                                                                                                    of "For" Votes of All
                                                                                                   Issued and Outstanding
                                            For               Against             Abstain                  Shares
                                            ---               -------             -------                  ------
Ratification of the
appointment of the BKD,
LLP, as the Company's
auditors for the Fiscal
year ended December, 2005            19,566,770                43,300              1,000                    76.8%

      As a result of the foregoing, Alfred Lam, Scott Turner, Louisa Chan, Kaze Chan, Liu Wong Sang, Kenneth Chik and Chung Leung Yu were elected to the
Company's Board of Directors and the Company's Proposal to ratify the appointment of the BKD, LLP, as the Company's auditors for the fiscal year ended December 31, 2005 was approved.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               PACIFIC CMA, INC.


                               By: /s/Alfred Lam
                                   ------------------------------------
                                   Name: Alfred Lam
                                   Title: Chairman of the Board of Directors

Dated: June 17, 2005


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